    As filed with the Securities and Exchange Commission on January 9, 1998
                          Registration No. 333-______
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                             COMPUWARE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            MICHIGAN                                        38-2007430
(STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)


31440 Northwestern Highway, Farmington Hills, Michigan      48334-2564
    (Address of Principal Executive Offices)                (Zip Code)


                   Nu-Mega Technologies, Inc. 1996 Stock Plan
                            (Full title of the plan)


                         Peter Karmanos, Jr., Chairman
                             Compuware Corporation
                           31440 Northwestern Highway
                     Farmington Hills, Michigan 48334-2564
                    (Name and address of agent for service)

                                 (248) 737-7300
         (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE


                                               Proposed             Proposed
Title of                                       maximum              maximum
securities                Amount               offering             aggregate                 Amount of
to be                     to be                price                offering                  registration
registered                registered           per share (2)        price (2)                 fee

------------------------------------------------------------------------------------------------------------------------------------
Common Stock (1)          772,168              $ 2.63              $2,030,801.84                      $599.09
Common Stock (1)           15,120                5.91                  89,359.20                        26.36
Common Stock (1)           69,886                7.89                 551,400.54                       162.66
Common Stock (1)            1,141               23.66                  26,996.06                         7.96
                         --------                                  -------------                      -------
Total                     858,315                                  $2,698,557.64                      $796.07

------------------------------------------------------------------------------------------------------------------------------------

(1)      $.01 par value per share ("Common Stock").

(2) Calculated pursuant to Rule 457(h) for the purpose of computing the registration fee and based on the exercise price of the options.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The documents listed below are incorporated by reference in this registration statement:

         1. The Annual Report of Compuware Corporation (the "Registrant") on Form 10-K for the fiscal year ended March 31, 1997, as filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         2. Any other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Exchange Act, since the end of the fiscal year ended March 31, 1997.

         3. The description of Registrant's Common Stock contained in Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on October 23, 1992 (Commission File No. 33-53652), including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4.          DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTEREST OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTOR AND OFFICERS.

         Under Sections 561-571 of the Michigan Business Corporation Act, director and officers of a Michigan corporation may be entitled to indemnification by the corporation against judgments, expenses, fines and amounts paid by the director or officer in settlement of the claims brought against them by third persons or by or in the right of the corporation if those directors and officers acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation or its shareholders.

         The Registrant is obligated under its Bylaws to indemnify a present or former director or executive officer of the Registrant, and may indemnify any other person, to the fullest extent now or hereafter authorized or permitted by law in connection with any actual or threatened civil, criminal, administrative or investigative action, suit or proceeding arising out of his or her past or future service to the Registrant, or to another corporation at the request of the Registrant. In addition, the Articles of Incorporation of the Registrant limit certain personal liabilities of directors of the Registrant; provided, however, that the Articles of Incorporation do not eliminate or limit the liability of a director of any of the following: (i) a breach of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law; (iii) a violation of Section 551(1) of the Michigan Business Corporation Act; (iv) a transaction from which the director derived an improper personal benefit; or (v) an act or omission occurring before the effective date of the Article.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         4.1 Registrant's Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1, as amended, Registration No. 33-53652).

         4.2 Registrant's Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

         4.3 Registrant's Certificate of Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

         4.4 Registrant's Correction to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.3 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

         4.5 Registrant's Certificate of Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 4.6 to Registrant's Registration Statement on Form S-8, Registration No. 333-37873).

         4.6 Registrant's Restated Bylaws, as amended (incorporated by reference to Exhibit 3.3 to Registrant's Registration Statement on Form S-1, as amended, Registration No. 33-53652).

         4.7     NuMega Technologies, Inc. 1996 Stock Plan.

         5       Opinion of Honigman Miller Schwartz and Cohn.

         23.1    Independent Auditors' Consent.

         23.2 Consent of Honigman Miller Schwartz and Cohn (included in the opinion filed as Exhibit 5 to this Registration Statement).

         24.1 Powers of Attorney (included after the signature of the Registrant contained on page 7 of this Registration Statement).

ITEM 9.  UNDERTAKINGS.

         (a)     The undersigned Registrant hereby undertakes:

         (1)  To file, during any period in which offers or sales are being
              made, a post-effective    amendment to this Registration
              Statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference int he Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to
         Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                    EXPERTS

         The consolidated financial statements incorporated in this Registration Statement by reference from the Annual Report on Form 10-K of Compuware Corporation for the year ended March 31, 1997, have been audited by Deloitte & Touche, LLP independent auditors, as stated in their report which is incorporated herein by reference and has been so incorporated in reliance upon the report of such firm given on their authority as experts in accounting and auditing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Farmington Hills, State of Michigan, on January 7, 1998.

                                             COMPUWARE CORPORATION

                                             BY: /s/ Thomas Costello, Jr.
                                                -------------------------------
                                                   Thomas Costello, Jr.
                                                   Senior Vice President
                                                   General Counsel and Secretary

                               POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Thomas Costello, Jr. and W. James Prowse or either of them, his/her true and lawful attorneys-in-fact and agents, each with full power of substitution for him/her and in his/her name, place and stead, in any and all capacities, to sign any or all amendments (including without limitation post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that any said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

<Capiton>


         SIGNATURE                                 TITLE                             DATE
         ---------                                 -----                             ----


/s/ Peter Karmanos, Jr.                    Chairman of the Board, Chief              January 7, 1998
----------------------------------          Executive Officer and Director
         Peter Karmanos, Jr.                (Principal Executive Officer)



/s/ Thomas Thewes                          Vice Chairman of the Board                January 7, 1998
----------------------------------          and Director
         Thomas Thewes

/s/ Joseph A. Nathan                       President, Chief Operating Officer        January  7, 1998
----------------------------------           and Director
         Joseph A. Nathan


/s/ W. James Prowse                        Senior Vice President and                 January  7, 1998
----------------------------------           Director
         W. James Prowse


/s/ Ralph A. Caponigro                     Senior Vice President and Chief           January  6, 1998
----------------------------------           Financial Officer (Principal
         Ralph A. Caponigro                  Financial Officer and
                                             Principal Accounting Officer)


                                           Director                                  January  ___, 1998
----------------------------------
         Bernard M. Goldsmith


                                           Director                                  January  ___, 1998
----------------------------------
         William O. Grabe


/s/ William R. Halling                     Director                                  January  7, 1998
----------------------------------
         William R. Halling


/s/ G. Scott Romney                        Director                                  January  8, 1998
----------------------------------
         G. Scott Romney


                                           Director                                  January  ___, 1998
----------------------------------
         Lowell Weicker, Jr.


                                           Director                                  January  ___, 1998
----------------------------------
         Elaine K. Didier


                                           Director                                  January  ___, 1998
----------------------------------
         Elizabeth A. Chappell


                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                            EXHIBIT                                            PAGE NO.
------                            -------                                            --------

         4.1     Registrant's Restated Articles of Incorporation
                 (incorporated by reference to Exhibit 3.1 to Registrant's
                 Registration Statement on Form S-1, as amended,
                 Registration No. 33-53652).

         4.2     Registrant's Amendment to Restated Articles of
                 Incorporation (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

         4.3     Registrant's Certificate of Amendment to Restated
                 Articles of Incorporation (incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

         4.4     Registrant's Correction to Restated Articles of
                 Incorporation (incorporated by reference to Exhibit 3.3 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

         4.5     Registrant's Certificate of Amendment to Restated
                 Articles of Incorporation (incorporated by reference to Exhibit 4.6 to Registrant's Registration Statement on Form S-8, Registration No. 333-37873).

         4.6     Registrant's Restated Bylaws, as amended
                 (incorporated by reference to Exhibit 3.3 to Registrant's Registration Statement on Form S-1, as amended, Registration No. 33-53652).

         4.7     NuMega Technologies, Inc. 1996 Stock Plan.

         5       Opinion of Honigman Miller Schwartz and Cohn.

         23.1    Independent Auditors' Consent.

         23.2    Consent of Honigman Miller Schwartz and Cohn
                 (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

         24.1 Powers of Attorney (included after the signature of the Registrant contained on page 7 of this Registration Statement).